Exhibit 99.2

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		September 30,	December 31,
	(dollars in thousands)	2007	2006

Assets	Cash and due from banks	$1,345,641	$1,207,390
	Federal funds sold	3,300	9,300
	Cash and cash equivalents	1,348,941	1,216,690
	Loans held for sale	24,407	52,741
	Trading securities	7,310,103	106,007
	Securities available for sale	7,364,771	11,098,113
	Securities held to maturity	14,440,690	14,884,982
	(market value 09/07-$14,131,679; 2006-$14,617,764)
	Loans	17,057,856	15,607,049
	Less allowance for loan losses	177,329	152,053
		16,880,527	15,454,996
	Bank premises and equipment, net	1,965,873	1,753,670
	Goodwill and other intangible assets	145,129	141,631
	Other assets	513,595	562,986
	Total assets	$49,994,036	$45,271,816

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$9,190,005	$8,936,824
	Interest-bearing	20,276,514	16,853,457
	Savings	10,962,975	10,459,306
	Time	6,104,819	5,038,624
	Total deposits	46,534,313	41,288,211

	Other borrowed money	204,130	777,404
	Other liabilities	317,978	405,103
		47,056,421	42,470,718

Stockholders'	Common stock, 195,634,664 shares issued (189,738,423 shares in 2006)	195,635	189,738
Equity	Capital in excess of par value	1,848,936	1,744,691
	Retained earnings	986,021	958,770
	Accumulated other comprehensive (loss) income	(40,484)	(65,240)
		2,990,108	2,827,959

	Less treasury stock, at cost, 1,976,923 shares (1,231,081 shares in 2006)	52,493	26,861
	Total stockholders' equity	2,937,615	2,801,098
	Total liabilities and stockholders' equity	$49,994,036	$45,271,816

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended			Nine Months Ended
		September 30,			September 30,
	(dollars in thousands, except per share amounts)	2007	2006	% Change	2007	2006	% Change

Interest	Interest and fees on loans	$289,854	$255,663	13%	$839,487	$707,527	19%
income	Interest on investments	390,653	339,825	15	1,122,206	959,923	17
	Other interest	836	1,918	(56)	8,569	2,581	232
	Total interest income	681,343	597,406	14	1,970,262	1,670,031	18

Interest	Interest on deposits:
expense	Demand	182,616	132,349	38	523,647	348,374	50
	Savings	77,221	70,320	10	222,293	188,481	18
	Time	67,383	52,375	29	186,767	129,810	44
	Total interest on deposits	327,220	255,044	28	932,707	666,665	40
	Interest on other borrowed money	7,001	20,392	(66)	14,652	54,529	(73)
	Total interest expense	334,221	275,436	21	947,359	721,194	31

	Net interest income	347,122	321,970	8	1,022,903	948,837	8
	Provision for credit losses	26,000	9,499	174	48,550	23,500	107
	Net interest income after provision for credit losses	321,122	312,471	3	974,353	925,337	5

Noninterest	Deposit charges and service fees	119,771	97,436	23	341,890	271,370	26
income	Other operating income	59,258	53,121	12	170,283	153,145	11
	Net investment securities (losses) gains	(175,343)	0	0	(172,464)	0	0
	Total noninterest income	3,686	150,557	(98)	339,709	424,515	(20)

	Total Revenues	350,808	472,527	(26)	1,362,612	1,373,352	(1)

Noninterest	Salaries and benefits	179,442	156,105	15	518,695	451,560	15
expense	Occupancy	63,865	49,534	29	180,563	141,261	28
	Furniture and equipment	46,261	41,543	11	134,384	117,159	15
	Office	16,910	15,213	11	50,021	45,084	11
	Marketing	11,372	10,712	6	32,499	30,222	8
	Other	86,585	70,362	23	238,953	207,301	15
	Total noninterest expenses	404,435	343,469	18	1,155,115	992,587	16

	Income before income taxes	(79,627)	119,559	(167)	158,947	357,265	(56)
	Provision for federal and state income taxes	(31,716)	39,890	(180)	52,019	120,779	(57)
	Net income	$(47,911)	$79,669	(160)%	$106,928	$236,486	(55)%

	Net income per common and common equivalent share:
	Basic	$(0.25)	$0.43	(158)%	$0.56	$1.29	(57)%
	Diluted	$(0.24)	$0.41	(159)	$0.54	$1.23	(56)
	Average common and common equivalent shares outstanding:
	Basic	193,027	186,527	3	191,299	183,981	4
	Diluted	199,097	194,754	2	197,728	192,872	3
	Cash dividends, common stock	$0.13	$0.12	8%	$0.39	$0.36	8%

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			%			%
	2007	2006	Change	2007	2006	Change
	(dollars and shares in thousands)			(dollars and shares in thousands)

Income Statement Data:
Net interest income	$347,122	$321,970	8%	$1,022,903	$948,837	8%
Provision for credit losses	26,000	9,499	174	48,550	23,500	107
Noninterest income	3,686	150,557	(98)	339,709	424,515	(20)
Total revenues	350,808	472,527	(26)	1,362,612	1,373,352	(1)
Noninterest expense	404,435	343,469	18	1,155,115	992,587	16
Net income	(47,911)	79,669	(160)	106,928	236,486	(55)

Per Share Data:
Net income - Basic	$(0.25)	$0.43	(158)%	$0.56	$1.29	(57)%
Net income - Diluted	(0.24)	0.41	(159)	0.54	1.23	(56)

Book value - Basic				$15.17	$14.51	5%
Book value - Diluted				14.68	13.85	6

Revenue per share - Diluted	$7.05	$9.71	(27)%	$9.19	$9.49	(3)%

Weighted Average Shares Outstanding:
Basic	193,027	186,527		191,299	183,981
Diluted	199,097	194,754		197,728	192,872

Balance Sheet Data:

Total assets				$49,994,036	$43,303,510	15%
Loans (net)				16,880,527	14,550,704	16
Allowance for credit losses				185,966	154,572	20
Securities available for sale				7,364,771	10,800,173	(32)
Securities held to maturity				14,440,690	14,245,638	1
Total deposits				46,534,313	40,141,661	16
Core deposits				44,751,028	38,538,568	16
Stockholders' equity				2,937,615	2,715,361	8

Capital:

Stockholders' equity to total assets				5.88%	6.27%

Risk-based capital ratios:
Tier I				11.24	11.99
Total capital				12.00	12.71

Leverage ratio				5.81	6.08

Performance Ratios:

Cost of funds	2.96%	2.74%		2.91%	2.53%
Net interest margin	3.13	3.27		3.21	3.39
Return on average assets	-0.39	0.74		0.30	0.76
Return on average total stockholders' equity	-6.47	12.06		4.89	12.61

The following summary presents information regarding non-performing loans and assets as of September 30, 2007 and the preceding four quarters (dollar amounts in thousands).

	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Non-accrual loans:
Commercial	$25,736	$22,381	$20,526	$33,686	$33,658
Consumer	18,463	15,462	15,343	11,820	9,325
Commercial real estate:
Construction	44,619	8,509	8,575	3,531	496
Mortgage	9,287	4,328	2,277	1,565	1,828
Total non-accrual loans	98,105	50,680	46,721	50,602	45,307

Restructured loans:
Commercial	-	-	-	-	-
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	-	-	-	-	-

Total non-performing loans	98,105	50,680	46,721	50,602	45,307

Other real estate/foreclosed assets	2,709	5,235	5,000	2,610	2,022

Total non-performing assets	100,814	55,915	51,721	53,212	47,329

Loans past due 90 days or more
and still accruing	1,078	965	658	620	441

Total non-performing assets and
loans past due 90 days or more	$101,892	$56,880	$52,379	$53,832	$47,770

Total non-performing loans as a
percentage of total period-end
loans	0.58%	0.31%	0.29%	0.32%	0.31%

Total non-performing assets as a
percentage of total period-end assets	0.20%	0.12%	0.11%	0.12%	0.11%

Allowance for credit losses as a
percentage of total non-performing
loans	190%	334%	351%	317%	341%

Allowance for credit losses as a percentage
of total period-end loans	1.09%	1.04%	1.03%	1.03%	1.05%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	3%	2%	2%	2%	2%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)

					Year
	Three Months Ended		Nine Months Ended		Ended
	09/30/07	09/30/06	09/30/07	09/30/06	12/31/06

Balance at beginning of period	$169,459	$148,383	$160,269	$141,464	$141,464
Provisions charged to operating expenses	26,000	9,499	48,550	23,500	33,700
	195,459	157,882	208,819	164,964	175,164

Recoveries on loans charged-off:
Commercial	1,084	1,707	3,270	4,335	5,987
Consumer	255	237	874	1,372	1,604
Commercial real estate	-	57	297	375	385
Total recoveries	1,339	2,001	4,441	6,082	7,976

Loans charged-off:
Commercial	(5,852)	(2,968)	(16,097)	(10,182)	(14,107)
Consumer	(3,142)	(2,119)	(8,686)	(5,803)	(8,179)
Commercial real estate	(1,838)	(224)	(2,511)	(489)	(585)
Total charge-offs	(10,832)	(5,311)	(27,294)	(16,474)	(22,871)
Net charge-offs	(9,493)	(3,310)	(22,853)	(10,392)	(14,895)

Balance at end of period	$185,966	$154,572	$185,966	$154,572	$160,269

Net charge-offs as a percentage of
average loans outstanding	0.23%	0.09%	0.19%	0.10%	0.11%

Net Allowance Additions	$16,507	$6,189	$25,697	$13,108	$18,805

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	September 2007			June 2007			September 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$27,318,695	$381,917	5.55%	$26,645,741	$369,794	5.57%	$24,566,553	$334,250	5.40%
Tax-exempt	437,271	6,614	6.00	571,408	8,415	5.91	530,542	7,641	5.71
Trading	328,192	4,894	5.92	105,198	1,509	5.75	78,103	934	4.74
Total investment securities	28,084,158	393,425	5.56	27,322,347	379,718	5.57	25,175,198	342,825	5.40
Federal funds sold	61,867	836	5.36	150,675	2,000	5.32	145,897	1,918	5.22
Loans
Commercial mortgages	5,551,061	99,010	7.08	5,443,872	96,125	7.08	5,001,608	90,050	7.14
Commercial	4,317,292	84,024	7.72	4,143,332	80,595	7.80	3,603,790	72,606	7.99
Consumer	6,164,959	99,188	6.38	5,947,306	95,002	6.41	5,407,721	87,077	6.39
Tax-exempt	640,357	11,742	7.27	615,035	10,987	7.17	510,950	9,123	7.08
Total loans	16,673,669	293,964	6.99	16,149,545	282,709	7.02	14,524,069	258,856	7.07

Total earning assets	$44,819,694	$688,225	6.09%	$43,622,567	$664,427	6.11%	$39,845,164	$603,599	6.01%

Sources of Funds
Interest-bearing liabilities
Savings	$10,561,475	$77,221	2.90%	$10,455,936	$72,954	2.80%	$10,592,676	$70,320	2.63%
Interest bearing demand	19,629,289	182,616	3.69	19,173,873	177,289	3.71	14,975,663	132,349	3.51
Time deposits	4,318,505	49,488	4.55	4,152,221	46,518	4.49	3,344,257	32,667	3.88
Public funds	1,347,235	17,895	5.27	1,079,122	14,003	5.20	1,470,116	19,708	5.32
Total deposits	35,856,504	327,220	3.62	34,861,152	310,764	3.58	30,382,712	255,044	3.33

Other borrowed money	523,708	7,001	5.30	267,542	3,519	5.28	1,543,210	20,392	5.24
Total deposits and interest-bearing liabilities	36,380,212	334,221	3.64	35,128,694	314,283	3.59	31,925,922	275,436	3.42

Noninterest-bearing funds (net)	8,439,482			8,493,873			7,919,242
Total sources to fund earning assets	$44,819,694	334,221	2.96	$43,622,567	314,283	2.89	$39,845,164	275,436	2.74

Net interest income and
margin tax-equivalent basis		$354,004	3.13%		$350,144	3.22%		$328,163	3.27%

Other Balances
Cash and due from banks	$1,242,929			$1,213,084			$1,219,806
Other assets	2,804,641			2,754,125			2,359,885
Total assets	48,701,192			47,430,063			43,279,878
Total deposits	44,821,215			43,869,934			38,772,316
Demand deposits (noninterest-bearing)	8,964,711			9,008,782			8,389,604
Other liabilities	393,685			382,676			321,225
Stockholders' equity	2,962,584			2,909,911			2,643,127
Allowance for loan losses	166,072			159,713			144,977

Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.